DWS VARIABLE SERIES I

   SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUSES OF THE LISTED PORTFOLIO

                             ----------------------

                               DWS Health Care VIP


The following information revises similar disclosure for the above portfolio in "The Portfolio Managers" section of the prospectuses.

The following people handle the day-to-day management of the portfolio.

  Leefin Lai, CFA                                                    Thomas E. Bucher, CFA
  Managing Director of Deutsche Asset Management and Portfolio       Director of Deutsche Asset Management and Consultant to the
  Manager of the portfolio.                                          portfolio.
    o Joined Deutsche Asset Management and the portfolio in 2001,       o Head of global equity research team for Health Care sector
      previously serving as an analyst for Salomon Smith Barney           and portfolio manager for European Equity: Frankfurt.
      and PaineWebber and as Vice President/analyst for Citigroup       o Joined Deutsche Asset Management in 1995, previously
      Global Asset Management and Scudder Kemper Investments.             serving as analyst for European Chemical, Oil, Steel and
    o Over 13 years of investment industry experience.                    Engineering sectors and analyst/portfolio manager for
    o MBA, University of Illinois.                                        Eastern European equity.
                                                                        o Joined the portfolio in 2002.
                                                                        o MA, University of Tuegingen, Germany.









               Please Retain This Supplement for Future Reference


                                                              [DWS SCUDDER LOGO]
                                                             Deutsche Bank Group

January 23, 2007
VS1-HC